Summary Prospectus Supplement

May 13, 2014

Morgan Stanley Institutional Fund, Inc.

Supplement dated May 13, 2014 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2014

Total Emerging Markets Portfolio

The section of the Summary Prospectus entitled "Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

The Investment Committee manages the Portfolio. Information about the members of the Investment Committee jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Eric J. Baurmeister	Managing Director	May 2012
Cyril Moullé-Berteaux	Managing Director	May 2012
Sergei Parmenov	Managing Director	May 2012
Paul C. Psaila	Managing Director	May 2012
Jitania Kandhari	Executive Director	May 2012

Please retain this supplement for future reference.

  SU-MSIF-24-SPT-0514